UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds

on behalf of its series:

Pearl Total Return Fund

Pearl Aggressive Growth Fund

2610 Park Avenue

P.O. Box 209

Muscatine, Iowa 52761

Robert H. Solt	Stacy H. Winick
2610 Park Avenue	Bell, Boyd & Lloyd PLLC
P. O. Box 209	1615 L Street, N.W., Suite 1200
Muscatine, Iowa 52761	Washington, DC 20036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Item 1.	Reports to Shareholders.

PEARL MUTUAL

FUNDS

www.pearlfunds.com	PEARL
2610 Park Avenue PO Box 209 Muscatine IA 52761 866-747-9030 (toll-free) or 563-288-2773 Fax: 563-288-4101 E-mail: info@pearlfunds.com	FUND

PEARL MUTUAL FUNDS

PFTRX – Pearl Total Return Fund	PFAGX – Pearl Aggressive Growth Fund

2004 Annual Report

Page

IMPORTANT NEWS	1

2004 Performance Review	2 - 3

Investment Strategy	3 -5

Investment Management Team	5

Pearl Total Return Fund Overview	6 - 8

Pearl Aggressive Growth Fund Overview	9 - 11

Understanding Your Expenses	12

General Information	13 - 15

Trustees and Officers	16 - 18

Report of Independent Registered Public Accounting Firm	19

Pearl Total Return Fund Financial Statements	20 - 22

Pearl Aggressive Growth Fund Financial Statements	23 - 25

Notes to Financial Statements	26 - 27

Pearl Total Return Fund Financial Highlights	28

Pearl Aggressive Growth Fund Financial Highlights	29

IRA CONTRIBUTION LIMITS FOR 2005 HAVE CHANGED!

(IRA - INDIVIDUAL RETIREMENT ACCOUNT, ALL TYPES)

•	You may contribute $4,000 to your IRA in 2005. (This limit was $3,000 in 2004.)

•	Remember, the new 2005 limit is $4,500 if you are age 50 or over. The extra $500 is called a catch-up contribution.

•	These new limits apply to both Roth and Traditional IRAs.

Pearl Mutual Funds	PEARL
2610 Park Avenue	FUNDS

E-mail: info@pearlfunds.com	866-747-9030 (Toll-Free)	563-288-2773	Fax: 563-288-4101

President

DAVID M. STANLEY

Executive Vice President

ROBERT H. SOLT

Senior Portfolio Manager

CHRISTOPHER A. HOFFMAN

Chief Compliance Officer

ANTHONY J. TOOHILL

Trustees

JOHN W. AXEL

JEFFREY R. BOEYINK

DOUGLAS B. CODER

DR. DAVID N. DEJONG

DAVID L. EVANS

ROBERT H. SOLT

DAVID M. STANLEY

DR. JAMES P. STEIN

Staff

KAREN M. BROOKHART

PEGGY A. CHERRIER

KAREN J. GRELL

RENATA R. LAMAR

February 24, 2005

NEWS FOR PEARL SHAREHOLDERS:

•	Pearl Total Return Fundgained 16.83% during 2004 – and outperformed all 3 comparison indexes.

•	Pearl Aggressive Growth Fund gained 17.60% during 2004 – strongly outperforming all 3 comparison indexes.

•	For the 5 years through December 31, 2004, Pearl Total Return Fund was up 48.23%, while all 3 comparison indexes had losses: Dow Jones Wilshire 5000 (Full Cap) down (6.83%), MSCI World down (11.66%), and S&P 500 down (10.98%). These 5 years included the 3-year bear market (2000-2002) and rising stock markets in 2003 and 2004.

•	Pearl Total Return Fund outperformed all 3 comparison indexes for the last 1, 3, and 5 years through December 31, 2004.

•	During its first 3 ½ years through December 31, 2004, Pearl Aggressive Growth Fund was up 50.08% – strongly outperforming all 3 comparison indexes: Dow Jones Wilshire 5000 (Full Cap) up 10.88%, MSCI World up 13.75%, and S&P 500 up 5.09%.

•	Both Pearl Funds had risk-adjusted total returns (3 years through 2004) that strongly outperformed all 3 benchmark indexes. See pages 7 & 10.

•	All Pearl Funds performance figures are net – after deduction of all expenses of each Fund and all expenses of the mutual funds in its portfolio.

•	Both Pearl Funds are no-load – no sales charge, commission, or redemption fee (except a 2% fee on sale of shares owned 30 days or less). Both Funds continued making all investments on a no-load basis in 2004.

Please consider everything in this report and in the Prospectus. Figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com. Please call, e-mail, fax, or write to us. We are here to help you.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:

/s/ David M. Stanley	/s/ Robert H. Solt	/s/ Christopher A. Hoffman
David M. Stanley	Robert H. Solt	Christopher A. Hoffman

PEARL MUTUAL FUNDS

Performance Review as of December 31, 2004

2004 Performance. Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the year ended 12-31-04:
Pearl Total Return Fund	+ 16.83%
Pearl Aggressive Growth Fund	+ 17.60%
Dow Jones Wilshire 5000 (Full Cap)	+ 12.62%
MSCI World Index	+ 14.72%
Standard & Poor’s 500 Index	+ 10.88%

*	All total returns include dividends reinvested. The total returns do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See Page 15 for a description of each index.

Pearl Aggressive Growth Fund strongly outperformed all 3 comparison indexes during 2004. The more conservative Pearl Total Return Fund also outperformed all 3 benchmark indexes. Past performance does not predict future performance.

2004 Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during 2004 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•	U.S. and global stock markets made small gains during the first quarter of 2004, weakened during the second quarter, remained weak into September, and then finished the year with strong gains in the fourth quarter. Investors’ reactions to the U.S. Presidential election and the absence of terrorist activity on U.S. soil were positive factors in the fourth quarter.

•	Though both growth-style and value-style stocks had gains in 2004, value stocks outperformed growth stocks nearly 4 to 1: Morningstar US Value Index up 16.9%; Morningstar US Growth Index up 4.4%. As in the previous 4 years, smaller-capitalization stocks continued to perform better than larger companies. Overall, foreign stocks performed better than U.S. stocks during the year and had the same pattern of significantly better returns from smaller companies. U.S. high-yield bonds as a group were also up strongly. We believe these trends had a positive effect on Pearl Total Return Fund and an even greater positive effect on Pearl Aggressive Growth Fund.

•	During 2004, a majority of Pearl Total Return Fund’s investments were in relatively conservative mutual funds with below-average risk records, a value emphasis, and a focus on small-cap to mid-cap stocks. The Fund invested globally through mutual funds holding U.S. or foreign securities or both. The Fund held two bond funds for most of the year. By year-end the Fund held only one pure bond fund but had added a balanced fund which holds some fixed-income investments. We believe these decisions reduced risk and helped performance. The Fund’s small-cap and foreign stock positions both helped significantly. This Fund was 82-94% invested in equity funds throughout 2004. The partial defensive position slowed the Fund’s performance in this up-market year. However, the equity funds position was at its lowest in the first 8 months and was increased for the rest of the year. We believe this increased equity exposure helped the Fund’s 2004 performance.

•	Pearl Aggressive Growth Fund had an even greater small-to-mid-cap and foreign stock emphasis than Total Return Fund, both of which contributed to the Fund’s strong outperformance in 2004. Weakness of emerging markets funds in the first half of the year hindered this Fund’s performance. As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds.

•	Both funds owned shares of many mutual funds that are closed to new investors, and were able to make no-load purchases of some mutual funds that would require most investors to pay a sales charge. Both factors helped performance of both Funds. See page 4.

•	Both Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•	Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by frequently holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively lower volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times.

“Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your investment management team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive turnover of the Funds’ portfolios.

We are pleased that both Funds’ portfolio turnover for the entire year 2004 was relatively low: 34% for Pearl Total Return Fund and 29% for Pearl Aggressive Growth Fund.

No-Load Investing. We Avoid Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent transaction costs for you and all our shareholders. Each Fund can invest only in no-load (no sales charge, no redemption fee), load-waived (no-load due to large purchases), or low-load (sales load and redemption fee together must not exceed 2%) mutual funds. The Funds also can invest in closed-end funds but have not yet done so. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid completely all sales charges, commissions, and redemption fees – and both Funds did completely avoid them again in 2004.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2004 were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in most mutual funds are generally large enough to take advantage of sales load waivers on large purchases. Thus, both Funds are able to select no-load investments from a very wide range of funds — even though many of those funds would require most investors to pay a sales load.

Another potential benefit to Pearl Funds shareholders is that both Funds own shares of some mutual funds that are closed to most new investors. Pearl Total Return Fund holds 13 equity funds, and 9 of these are no longer open to new investors. At year-end these funds comprised 72% of this Fund’s total assets. Of the 13 equity funds Pearl Aggressive Growth Fund holds, 8 are closed to new investors. At year-end these funds comprised 63% of this Fund’s total assets.

Investments. At December 31, 2004, 93.5% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 1.6% in a high-quality bond fund, and 4.9% in cash.

At December 31, 2004, 98.0% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, with only 2.0% in cash.

A more precise way to measure each Fund’s asset allocation is its investment portfolio asset breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at December 31, 2004, each Fund’s investment portfolio asset breakdown was:

	Total Return Fund	Aggressive Growth Fund
	(as a percentage of total assets)
Total Stocks	79.7%	93.1%
U.S. Stocks	35.9%	40.5%
Foreign Stocks	43.8%	52.6%
Bonds	3.9%	0.0%
Cash	12.0%	5.5%
Other	4.4%	1.4%

For example, at December 31, 2004, Pearl Total Return Fund’s direct cash position was 4.9%, but this increased to 12.0% when the varying amounts of cash held by the mutual funds in this Fund’s portfolio were added.

Each Fund’s asset allocation and portfolio holdings vary with changes in investments.

Top 5 Mutual Fund Portfolio Holdings at December 31, 2004 (as a percentage of total assets):

Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
First Eagle Overseas, Class I	19.26%	Dreyfus Premier Emerging Mkts., Class A	12.90%
Oakmark International Small Cap, Class I	12.80%	Matthews Pacific Tiger	11.29%
Matthews Asian Growth & Income	10.64%	American Century Int’l Opportunity, Inv. Cl.	10.81%
N/I Numeric Investors Small Cap Value	7.78%	William Blair Small Cap Growth, Class I	9.81%
Dodge & Cox Balanced	7.34%	Artisan International Small Cap, Inv. Class	9.09%

Year-end investments of both Funds are listed in the financial statements. The most recent month-end portfolio holdings are available at www.pearlfunds.com.

Portfolio investments are subject to change at any time without notice, and changes have been made since December 31, 2004. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. We still believe there are many risks in the U.S. stock market, including continued overvaluation of many stocks, continued high expectations for economic and earnings growth, possible further terrorist attacks, and the inevitable uncertainties of being at war.

However, we believe interest rates (still historically low though rising) are positive for stocks. They still provide support for company earnings and encourage some investors to move their money from low-yielding accounts into stock investments.

Although always difficult to judge, on balance we believe the reward/risk ratio is moderately positive for the near term but more negative longer-term. We also believe the near-term outlook continues to favor small-to-mid-cap stock funds, although their relative attractiveness has lessened as their outperformance has continued.

We believe foreign stocks overall (including those in emerging markets), especially foreign small-cap and mid-cap stocks, still appear to offer a better reward/risk ratio than U.S. stocks. As always, foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund remains near the high end of its normal investment range in equity mutual funds. A majority of this Fund’s investments are in equity funds that we believe are relatively conservative. The Fund’s underlying investments are very evenly balanced between value and growth (with a slight tilt toward value); are balanced across the range of equity funds that hold small-to-mid-to-large-cap stocks; and have a continuing strong emphasis on foreign stock funds.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; recently about 98%) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile; includes more equity funds that emphasize growth and equity funds that hold mostly small-to-mid-cap stocks; and has an even greater (more than 50% of portfolio) investment in foreign stock funds.

We diligently seek to select the best mutual funds in view of changing market conditions and each Fund’s investment objective. Taking into account the opportunities and the risks, we believe each Fund’s current portfolio mix is appropriate for the current market environment.

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company. The Manager’s Investment Committee manages each Fund’s portfolio. The Investment Committee consists of:

David M. Stanley, President and Chief Executive Officer

Robert H. Solt, Executive Vice President, Chief Operating Officer, and Chief Financial Officer

Christopher A. Hoffman, Vice President and Senior Portfolio Manager

Information on the entire Pearl Management Company staff is on pages 16-18. For more information, go to www.pearlfunds.com – pages on Management and Real, Live People.

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year – with dividends reinvested)

*	The total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

Pearl Total Return Fund’s average annual total return was + 12.27% during the last 3 years, + 8.19% over the last 5 years, and + 12.07% for the last 10 years. The value of an investment in Total Return Fund grew 42% over the last 3 years, 48% during the last 5 years, and 212% over the last 10 years.

Performance of Pearl Total Return Fund and Comparison Indexes through 12-31-04:

Average Annual Total Returns for years ended 12-31-04 with dividends reinvested:	1 year	3 years	5 years	10 years

Pearl Total Return Fund	+ 16.83%	+ 12.27%	+ 8.19%	+ 12.07%
Dow Jones Wilshire 5000 (Full Cap)	+ 12.62%	+ 5.47%	- 1.42%	+ 11.92%
MSCI World Index	+ 14.72%	+ 6.95%	- 2.45%	+ 8.09%
Standard & Poor’s 500 Index	+ 10.88%	+ 3.59%	- 2.30%	+ 12.07%

See Page 15 for a description of each index.

Did you know?

All performance and total return figures for each Pearl Fund are net – after deduction of all expenses (all fees, transaction costs, etc.) – including all expenses of each Pearl Fund and all expenses of the mutual funds in its portfolio.

Pearl Total Return Fund

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform its 3 comparison indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund’s performance: its total return and its risk. Therefore, we measure your Fund’s total return in relation to the risk (volatility) it incurred, and then we compare the risk-adjusted total returns of the Fund and its 3 benchmark indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 12-31-04:

Annualized Standard Deviations:	3 years
Pearl Total Return Fund	14.32%
Dow Jones Wilshire 5000 (Full Cap)	15.63%
MSCI World Index	15.95%
Standard & Poor’s 500 Index	15.57%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through 12-31-04:

Sharpe Ratios:	3 years
Pearl Total Return Fund	+ 0.77
Dow Jones Wilshire 5000 (Full Cap)	+ 0.26
MSCI World Index	+ 0.35
Standard & Poor’s 500 Index	+ 0.14

See page 15 for a description of each index.

Pearl Total Return Fund’s risk-adjusted performance was significantly better than all 3 comparison indexes during the past 3 years through December 31, 2004.

Did you know?

We are shareholders too! All our Trustees, Officers, and employees are Pearl Funds shareholders. We eat our own cooking! If your Pearl Funds investment grows or declines, so does ours!

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Mutual Funds. Pearl Management Company does not manage other mutual funds or separate accounts. Our single focus helps us to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a + 16.83% total return for the year ended December 31, 2004.

•	Pearl Total Return Fund’s + 16.83% total return outperformed all 3 comparison indexes in 2004. See page 2. We believe this outperformance is significant because it was achieved during a year with a fairly strong market rise while throughout the year this Fund had a risk-reducing partial defensive position. Often less than 80% of the Fund’s total assets were invested in stocks as measured by the actual holdings of the mutual funds in its portfolio. Its 3 benchmark indexes are pure stock indexes that are always 100% in stocks. See page 4.

•	Your Fund’s total return was + 16.83% in 2004, + 35.73% in 2003, - 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, and + 26.99% in 1999.

•	During the entire 5 years through December 31, 2004, Total Return Fund was up 48.23% while its 3 comparison indexes were down (9.82%) on average (not annualized). See page 1.

•	Your Fund outperformed all 3 comparison indexes during the last 1, 3, and 5 years – and outperformed 2 of the 3 (tied the third one) over the last 10 years. See page 6.

•	Pearl Total Return Fund’s risk-adjusted total return strongly outperformed all 3 comparison indexes during the last 3 years. See page 7.

Fund Expenses. Pearl Total Return Fund’s total net expenses, after reimbursement by the Manager (see page 13), were 0.98% of the Fund’s average net assets during 2004. We believe this Fund’s 0.98% expense ratio is one of the lowest for all funds of its type (actively-managed independent fund of funds) in the U.S.

Net Asset Value and Dividend. Pearl Total Return Fund’s net asset value per share increased 16.83% in 2004. The $14.82 net asset value at 12-31-04 was then reduced to $14.02 by payment of the year-end dividend of $.8052 per share. This dividend included $.2841 income dividend, $.0069 short-term capital gains dividend, and $.5142 long-term capital gains dividend. The dividend did not change the Fund’s total return. This Fund seeks long-term total return, not current income.

Net Asset Value per share, December 31, 2003 (ex-dividend)	$12.69
Total return, year 2004 (+ 16.83%)	+ 2.13

Net Asset Value per share, December 31, 2004 (before dividend)	14.82
Income dividend per share ($.2841, rounded to nearest whole cent)	- .28
Short-term capital gains dividend ($.0069, rounded to whole cent)	- .01
Long-term capital gains dividend ($.5142, rounded to whole cent)	- .51

Net Asset Value per share, December 31, 2004 (ex-dividend)	14.02

Last month we mailed your Shareholder Account Statement showing your 2004 year-end dividend and the total value of your Pearl Total Return Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $14.02 per share. We also mailed to you a Tax Form 1099-DIV for your 2004 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of Pearl Total Return Fund increased from $56,352,177 at December 31, 2003 to $74,057,965 at December 31, 2004, due to investment results and investment inflows.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 3 ½ years since its inception is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *

(as of 12-31 each year, from 7-2-01 inception – with dividends reinvested)

*	The total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund dividends or on redemption of fund shares. Likewise, the total returns on indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

Pearl Aggressive Growth Fund has come through a very volatile first 3 ½ years of existence with a solid 50.08% gain (not annualized) – and strongly outperformed all 3 comparison indexes.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-04:

Average Annual Total Returns for periods ended 12-31-04 with dividends reinvested:	1 Year	3 Years	From 7-2-01 (inception)
Pearl Aggressive Growth Fund	+17.60%	+14.26%	+12.30%
Dow Jones Wilshire 5000 (Full Cap)	+12.62%	+5.47%	+2.99%
MSCI World Index	+14.72%	+6.95%	+3.75%
Standard & Poor’s 500 Index	+10.88%	+3.59%	+1.43%

See page 15 for a description of each index.

Did you know?

Current performance, daily prices (net asset value), and month-end portfolio holdings of both

Pearl Funds are available at www.pearlfunds.com.

Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Pearl Aggressive Growth Fund is not as focused as Pearl Total Return Fund on the potential riskiness of its portfolio, it is useful to measure Pearl Aggressive Growth Fund’s total return in relation to the risk (volatility) it incurred. Then we compare the risk-adjusted total returns of the Fund and its 3 benchmark indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable. However, an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-04:

Annualized Standard Deviations:	3 Years
Pearl Aggressive Growth Fund	19.53%
Dow Jones Wilshire 5000 (Full Cap)	15.63%
MSCI World Index	15.95%
Standard & Poor’s 500 Index	15.57%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 12-31-04:

Sharpe Ratios:	3 Years
Pearl Aggressive Growth Fund	+0.67
Dow Jones Wilshire 5000 (Full Cap)	+0.26
MSCI World Index	+0.35
Standard & Poor’s 500 Index	+0.14

See page 15 for a description of each index.

Pearl Aggressive Growth Fund’s risk-adjusted performance was significantly better than all 3 comparison indexes during the past 3 years through December 31, 2004.

Did you know?

Both Pearl Funds are no-load — no sales charge or commission. To help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less.

We avoid transaction costs. Pearl Aggressive Growth Fund has never paid — and Pearl Total Return Fund has not paid since 1998 — any sales charge, commission, or redemption fee.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a + 17.60% total return for the year ended December 31, 2004.

•	Pearl Aggressive Growth Fund’ s + 17.60% total return strongly outperformed all 3 comparison indexes during 2004. See page 2.

•	Your Fund has strongly outperformed all 3 of its comparison indexes since its inception (July 2, 2001). During its first 3 ½ years though December 31, 2004, Pearl Aggressive Growth Fund was up 50.08% while all 3 benchmark indexes were only up +9.91% on average (not annualized). See page 1.

•	Pearl Aggressive Growth Fund also strongly outperformed all 3 comparison indexes on a risk-adjusted total return basis for the 3 year period ended 12-31-04.

Fund Expenses. Pearl Aggressive Growth Fund’s total net expenses, after reimbursement by the Manager (see page 14), were 0.98% of the Fund’s average net assets during 2004. We believe this Fund’s 0.98% expense ratio is one of the lowest for all funds of its type (actively-managed independent fund of funds) in the U.S.

Net Asset Value and Dividend. Pearl Aggressive Growth Fund’s net asset value per share increased 17.60% in 2004. The $14.77 net asset value at December 31, 2004 was then reduced to $13.51 by payment of the year-end dividend of $1.26 per share. This dividend included $.1490 income dividend, $.0171 short-term capital gains dividend, and $1.0948 long-term capital gains dividend. The dividend did not change the Fund’s total return. This Fund seeks long-term aggressive growth of capital, not current income.

Net Asset Value per share, December 31, 2003 (ex-dividend)	$12.56
Total return, year 2004 (+ 17.60%)	+2.21

Net Asset Value per share, December 31, 2004 (before dividend)	14.77
Income dividend per share ($.1490, rounded to nearest whole cent)	-.15
Short-term capital gains dividend ($.0171, rounded to whole cent)	-.02
Long-term capital gains dividend ($1.0948, rounded to whole cent)	-1.09

Net Asset Value per share, December 31, 2004 (ex-dividend)	13.51

Last month we mailed your Shareholder Account Statement showing your 2004 year-end dividend and the total value of your Pearl Aggressive Growth Fund shares at year-end. Most shareholders reinvested this dividend as of December 31 to buy more Fund shares at the ex-dividend net asset value of $13.51 per share. We also mailed to you a Tax Form 1099-DIV for your 2004 year-end dividend. (However, you did not receive a 1099-DIV if your dividend was less than $10.)

Net Assets of Pearl Aggressive Growth Fund increased from $21,056,350 at December 31, 2003 to $26,381,816 at December 31, 2004. This was due to investment results and investment inflows.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, December 31, 2004

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee – except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees. The information on this page is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund’s expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated two ways; each method provides you with different information. The amount in the “actual” column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the “hypothetical” column assumes that the return each year is 5% before expenses, and uses the Fund’s actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” for details on using the hypothetical data.

Estimating your actual expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the “Expenses paid during the period” section of the table, locate the amount for your Fund. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2004 through December 31, 2004 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	1,115.52	1,050.00	5.21	5.05	0.98%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	1,126.69	1,050.00	5.24	5.05	0.98%

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 366.

Limit on Expenses of Pearl Funds. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. This expense limit, and the Manager’s reimbursement of expenses that exceed the expense limit, lower the expense ratio and increase each Fund’s total return. See page 14 for more information.

Compare with other funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in either Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are no-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund is a fund of funds. This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds total return figures are net – after deduction of all expenses of each Pearl Fund and all expenses of the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of certain states. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Fund shares are available in your state. This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities law. The Funds are offered only to residents of the United States.

We Invite and Welcome Your Calls. A real, live person will talk with you, promptly. You will know the full name of the person you talk with. He or she will be one of our Officers or key staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2.	Telephone to 303-679-9689

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so that an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on perform-ance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets.

Total return means total growth of the investment, with all dividends and distributions (including capital gains) reinvested.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has adopted a privacy policy. You may view the privacy policy at www.pearlfunds.com (click the Privacy Policy page) or by calling toll-free 866-747-9030.

Disclosure of Portfolio Holdings. The Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not identical to the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

In this report “year” means calendar year. The Funds’ fiscal year is the calendar year.

Trustees and Officers.

The names and ages of the Trustees and Officers of Pearl Mutual Funds, the date each was first elected or appointed to office, and their principal business occupations and other public company directorships they have held during at least the last five years, are shown below. Each Trustee and Officer serves in that capacity for each of the two series of Pearl Mutual Funds: Pearl Total Return Fund and Pearl Aggressive Growth Fund.

Name and Age at 12-31-04	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Trustees who are “Interested Persons” of the Funds: *

Robert H. Solt, 37	Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, Treasurer, and Trustee	Feb. 2001	Director since Feb. 2001, Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, and Treasurer since June 2001, Chief Compliance Officer since Sept. 2004, Vice President, Asst. Secretary, and Asst. Treasurer, Feb. 2001 to June 2001, Pearl Management Company. Prior thereto (beginning 1991), Officer, Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization (nonprofit public interest organizations).	None.

David M. Stanley, 76	President, Chief Executive Officer, Chief Legal Officer, Asst. Secretary, and Trustee	July 1972	Chairman, President, Chief Executive Officer, Chief Legal Officer, Asst. Secretary, and Director, Pearl Management Company. Chairman and Director, Midwest Management Corporation (private investment company).	None.

Trustees who are not “Interested Persons” of the Funds:

John W. Axel, 63	Trustee	Dec. 1974	Owner and Chief Executive Officer, Iowa Companies, Inc. (holding company). President, Environmental Services Inc. (waste hauling). President, Perfect Pallet Co. (pallet manufacturer).	None.

Jeffrey R. Boeyink, 42	Trustee	Oct. 1997	Executive Vice President, Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization (nonprofit public interest organizations).	None.

Douglas B. Coder, 68	Trustee	Dec. 1974	Owner, Coder Co. (business brokerage). Owner, DBC Realty (investments). Chairman and Director, Catalyst International (software).	None.

Dr. David N. DeJong, 41	Trustee	Dec. 1998	Professor of Economics, University of Pittsburgh.	None.

David L. Evans, 63	Trustee	June 1977	Owner and CEO, Evanwood Corporation (consulting) since Jan. 1992. Director, John Deere Receivables, Inc. (asset- backed securities). Chief Executive, Rose Creek Ridge LLC (farming) since Aug. 2003. Chief Financial Officer, Netbeam, Inc. (Internet access), Oct. 1999 to Nov. 2000.	None.

Name and Age at 12-31-04	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships

Dr. James P. Stein, 53	Trustee	Oct. 2003	Chairman of Board of Directors and Director, Central Bancshares, Inc. Director, subsidiary banks of Central Bancshares, Inc. Doctor of Veterinary Medicine. Private investor.	None.

Other Officers of Pearl Mutual Funds:

Christopher A. Hoffman, 38	Vice President, Senior Portfolio Manager, and Chief Marketing Officer	Oct. 2003	Director since Sept. 2003, Vice President and Chief Marketing Officer since Aug. 2003, and Senior Portfolio Manager since Sept. 2004, Pearl Management Company. Managing Member, Hoffman Enterprises LLC (Insurance). Registered Representative, SII Investments, Oct. 2002 to Aug. 2003. Registered Representative, ISI Securities (financial services), June 2002 to Sept. 2002. Registered Representative, Franklin Financial Services, Sept. 2000 to May 2002.	None.

Anthony J. Toohill, 28	Chief Compliance Officer	Aug.2004	Chief Compliance Officer since Aug. 2004, Pearl Mutual Funds. Accounting Supervisor, Financial and Operational Principal, and Internal Control Committee Co-Chair, Modern Woodmen of America (insurance and securities), Jan. 2003 to Aug. 2004. Audit Senior July 2000 to Jan. 2003, Audit Staff July 1999 to July 2000, Deloitte & Touche LLP.	None.

Karen M. Brookhart, 33	Portfolio Management Associate	March 2002	Portfolio Management Associate since Sept. 2004, Asst. Secretary March 2002 to Sept. 2004, Administrative Assistant Sept. 2001 to Sept. 2004, Pearl Management Company. Customer Service Representative, HON Company (office furniture), July 1999 to Aug. 2001.	None.

Peggy A. Cherrier, 52	Compliance Associate and Assistant Secretary	March 2001	Compliance Associate since Sept. 2004, Asst. Secretary since Feb. 2001, Administrative Assistant Aug. 2000 to Sept. 2004, Pearl Management Company. Administrative Assistant, Iowans for Tax Relief, Mar. 1999 to Aug. 2000.	None.

Karen J. Grell, 32	Transfer Agent Representative	June 2001	Transfer Agent Representative since Sept. 2004, Asst. Treasurer June 2001 to Sept. 2004, Accountant Feb. 2001 to Sept. 2004, Pearl Management Company. Bookkeeper, Davenport Printing Co., Dec. 1999 to Feb. 2001.	None.

Renata R. LaMar, 40	Controller and Assistant Treasurer	March 2001	Controller since Sept. 2004, Asst. Treasurer since Feb. 2001, Financial Administrator Feb. 2001 to Sept. 2004, Accountant Aug. 2000 to Feb. 2001, Pearl Management Company. Accountant, Heart of America Restaurants & Inns, Mar. 1997 to Aug. 2000.	None.

*	Mr. Stanley is an “Interested Person” of Pearl Mutual Funds, as defined in the Investment Company Act of 1940, because he is the Chairman, President, Chief Executive Officer, and a Director of Pearl Management Company, the investment manager for Pearl Mutual Funds.

*	Mr. Solt is an “Interested Person” of Pearl Mutual Funds, as defined in the Investment Company Act of 1940, because he is the Executive Vice President, Chief Operating Officer, Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and a Director of Pearl Management Company, the investment manager for Pearl Mutual Funds.

**	Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds’ predecessor.

The business address of the Trustees and Officers affiliated with Pearl Management Company is:

2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761.

The addresses of the other Trustees are:

Mr. Axel – 319 East Second Street, Suite 302, Muscatine, IA 52761

Mr. Boeyink – 303 Woodcreek Lane, Muscatine, IA 52761

Mr. Coder – 8711 East Pinnacle Peak Road, Scottsdale, AZ 85255

Dr. DeJong – Department of Economics, University of Pittsburgh, Pittsburgh, PA 15260

Mr. Evans – 32500 El Diente Court, Evergreen, CO 80439

Dr. Stein – Central State Bank Building, Room 207, 301 Iowa Avenue, Muscatine, IA 52761

The Board of Trustees has overall responsibility for the affairs of Pearl Mutual Funds. Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy provided that at least two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the Funds’ outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects or appoints the Officers of Pearl Mutual Funds annually. Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Trustees may remove any Officer, with or without cause, at any time.

Statement of Additional Information. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. You may obtain a free copy of the Statement of Additional Information in any of these ways:

View (and print, if desired) the Statement of Additional Information at www.pearlfunds.com

Call toll-free 866-747-9030

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

Deloitte & Touche LLP Two Prudential Plaza 180 North Stetson Avenue Chicago, IL 60601-6779 USA Tel: +1 312 946 3000 Fax: +1 312 946 2600 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Pearl Mutual Funds

Muscatine, IA:

We have audited the accompanying statements of net assets of Pearl Mutual Funds, including Pearl Total Return Fund and Pearl Aggressive Growth Fund (collectively, the “Funds”) as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended prior to December 31, 1999 were audited by other auditors whose report, dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds at December 31, 2004, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
January 31, 2005

Member of Deloitte Touche Tohmatsu

PEARL TOTAL RETURN FUND

STATEMENT OF NET ASSETS

December 31, 2004

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
Bridgeway Ultra-Small Company Market Fund	63,229	1.52%	$1,123,582
Dodge & Cox Balanced Fund	68,692	7.36%	5,450,743
Dodge & Cox Stock Fund	19,837	3.49%	2,583,195
First Eagle Overseas Fund, Class I	653,203	19.32%	14,305,156
JP Morgan Mid Cap Value Fund, Select Shares	168,192	5.04%	3,730,491
Keeley Small Cap Value Fund	105,666	5.41%	4,010,006
Mairs & Power Growth Fund	65,389	6.21%	4,598,788
Matthews Asian Growth and Income Fund	499,572	10.67%	7,903,235
N/I Numeric Investors Small Cap Value Fund	299,550	7.81%	5,781,310
Oakmark International Small Cap Fund, Class I	474,615	12.84%	9,506,546
Thornburg International Value Fund	186,577	5.22%	3,867,741
Wasatch Core Growth Fund	74,387	4.34%	3,215,768
William Blair International Growth Fund, Class I	150,552	4.54%	3,363,325

TOTAL EQUITY MUTUAL FUNDS		93.77%	69,439,886

Income mutual funds:
PIMCO Total Return Fund, Institutional Class	113,379	1.63%	1,209,755

TOTAL INCOME MUTUAL FUNDS		1.63%	1,209,755

Money market mutual funds:
Vanguard Money Market Prime Fund	11,080	0.01%	11,080

TOTAL MONEY MARKET FUNDS		0.01%	11,080

TOTAL INVESTMENTS (cost $55,403,908, including reinvested dividends and distributions)		95.41%	70,660,721
Cash		4.85%	3,600,092
Accrued interest		0.01%	4,776

TOTAL ASSETS		100.27%	74,265,589

LIABILITIES:

Distribution payable		0.20%	148,177
Investment manager’s fees payable (Note 5)		0.06%	48,120
Payable to manager for expenses of Fund (Note 5)		0.01%	10,260
Other liabilities		0.00%	1,067

TOTAL LIABILITIES		0.27%	207,624

NET ASSETS, applicable to 5,284,059 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	74,057,965

NET ASSET VALUE – OFFERING AND REDEMPTION PRICE PER SHARE			$14.02

NET ASSETS CONSIST OF:
Capital			58,800,642
Accumulated undistributed net investment income			432
Accumulated net realized gains			78
Net unrealized appreciation in value of investments			15,256,813

TOTAL NET ASSETS			74,057,965

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2004
INVESTMENT INCOME:

Income:
Dividends	$2,001,563
Interest on bank account	31,161

TOTAL INVESTMENT INCOME	2,032,724

Expenses, current year (Note 5):
Associations	2,998
Auditors’ services	34,660
Chief Compliance Officer Compensation	2,617
Chief Compliance Officer Expenses	154
Continuing Education Trustees	1,620
Custodian fees	6,028
Data processing	15,426
Trustees’ fees (Note 6)	49,150
Registration fees	14,115
Insurance	21 435
Investment management and administrative services fees (Note 5)	506,441
Legal services	49,823
Meetings	4,423
Other	10,077

TOTAL EXPENSES BEFORE REIMBURSEMENT	718,967

Expenses reimbursed by investment manager (Note 5)	(108,771)

TOTAL EXPENSES	610,196

NET INVESTMENT INCOME	1,422,528

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains on investments (securities of unaffiliated issuers)	4,392,824

Change in net unrealized appreciation of investments	4,614,304

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,007,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,429,656

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income	$1,422,528	$892,068

Net realized gains (losses) on investments	4,392,824	(710,322)

Change in net unrealized appreciation of investments	4,614,304	14,164,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,429,656	14,346,096

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

Dividends from net investment income	(1,422,528)	(892,068)
Distributions from net realized gains	(2,609,260)	0

TOTAL DISTRIBUTIONS	(4,031,788)	(892,068)

FROM CAPITAL SHARES TRANSACTIONS:

Proceeds received for shares sold (754,175 and 366,020 shares)	9,953,729	4,062,507

Net asset value of shares (276,998 and 70,138 shares) issued in reinvestment of distributions	3 883 508	890,047

Paid on redemption of shares (187,504 and 198,681 shares), including exchanges into Pearl Aggressive Growth Fund	(2,529,317)	(1,982,888)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
(net increase of 843,669 and 237,477 shares)	11,307,920	2,969,666

TOTAL INCREASE IN NET ASSETS	17,705,788	16,423,694

NET ASSETS:

Beginning of period	56,352,177	39,928,483

End of period (including accumulated undistributed net investment income (loss), $432 and $408, respectively)	$74,057,965	$56,352,177

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF NET ASSETS

December 31, 2004

	Shares owned	% of net assets	Market value
ASSETS:

INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
American Century International Opportunities Fund, Investor Class	295,659	10.87%	$2,867,891
Artisan International Small Cap Fund, Investor Class	137,433	9.15%	2,413,329
Berwyn Fund	64,546	7.09%	1,869,253
Dreyfus Premier Emerging Markets Fund, Class A	174,581	12.98%	3,423,524
John Hancock Classic Value Fund, Class I	80,315	7.02%	1,851,255
Matthews Pacific Tiger Fund	188,475	11.36%	2,996,749
Munder Small Cap Value Fund	63,960	6.39%	1,685,998
Oakmark Global Fund Class I	100,620	8.32%	2,194,519
US Global Investors Eastern Europe Fund	31,709	3.69%	972,189
Wasatch Micro Cap Fund	267,780	7.03%	1,855,713
Wasatch Micro Cap Value Fund	169,524	1.66%	437,372
Wasatch Small Cap Value Fund	151,375	3.17%	837,104
William Blair Small Cap Growth Fund, Class I	100,008	9.87%	2,604,207

TOTAL EQUITY MUTUAL FUNDS		98.60%	26,009,103

Money market mutual fund:
Vanguard Money Market Prime Fund	6,458	0.02%	6,458

TOTAL INVESTMENTS (cost $19,911,628 including reinvested dividends and distributions)		98.62%	26,015,561
Cash		1.98%	520,034
Accrued interest		0.00%	694

TOTAL ASSETS		100.60%	26,536,289

LIABILITIES:
Distribution payable		0.52%	133,663
Investment manager’s fees payable (Note 5)		0.07%	18,055
Payable to manager for expenses of Fund (Note 5)		0.01%	2,519
Other liabilities		0.00%	236

TOTAL LIABILITIES		0.60%	154,473

NET ASSETS, applicable to 1,952,307 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$26,381,816

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$13.51

NET ASSETS CONSIST OF:
Capital			$20,277,815
Accumulated undistributed net investment income			68
Net unrealized appreciation in value of investments			6,103,933

TOTAL NET ASSETS			$26,381,816

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2004
INVESTMENT INCOME (LOSS):

Income:
Dividends	$482,571
Interest on bank account	5,952

TOTAL INVESTMENT INCOME	488,523

Expenses, current year (Note 5):
Associations	1,057
Auditors’ services	12,940
Chief Compliance Officer Compensation	883
Chief Compliance Officer Expenses	51
Continuing Education, Trustees	564
Custodian fees	2,185
Data processing	5,500
Trustees’ fees (Note 6)	17,600
Registration fees	8,884
Insurance	8,021
Investment management and administrative services fees (Note 5)	193,978
Legal services	17,838
Meetings	1,631
Other	3,715

TOTAL EXPENSES BEFORE REIMBURSEMENT	274,847

Expenses reimbursed by investment manager (Note 5)	(53,802)

TOTAL EXPENSES	221,045

NET INVESTMENT INCOME	267,478

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments (securities of unaffiliated issuers)	2,520,906
Change in net unrealized appreciation of investments	1,119,326

NET REALIZED GAINS ON INVESTMENTS	3,640,232

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,907,710

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

PEARL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income	$267,478	($48,475)

Net realized gains on investments	2,520,906	681,180

Change in net unrealized appreciation of investments	1,119,326	6,826,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,907,710	7,459,685

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

Dividends from net investment income	(267,478)	0
Distributions from net realized gains	(1,995,637)	0

TOTAL DISTRIBUTIONS	(2,263,115)	0

FROM CAPITAL SHARES TRANSACTIONS:

Proceeds received for shares sold (184,181 and 82,896 shares)	2,423,909	915,735

Net asset value of shares (157,608 and 0 shares) issued in reinvestment of distributions	2,129,275	0

Paid on redemption of shares (65,548 and 190,372 shares), including exchanges into Pearl Total Return Fund	(872,313)	(1,924,410)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
(net increase (decrease) of 111,918 and (107,476) shares)	3,680,871	(1,008,675)

TOTAL INCREASE IN NET ASSETS	5,325,466	6,451,010

NET ASSETS:

Beginning of period	21,056,350	14,605,340

End of period (including accumulated undistributed net investment income, $68 and $0, respectively)	$26,381,816	$21,056,350

See notes to financial statements.

PEARL TOTAL RETURN FUND and

PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 AND 2003

1.	ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); (3) closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although the Funds have never invested in closed-end funds); and (4) cash and cash equivalents.

2.	SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds' distributions to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3.	INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of December 31, 2004, PTRF had no capital loss carry-forward.

PTRF’s cost for federal income tax purposes was $55,403,908, including the amounts of all reinvested dividends and distributions, as of December 31, 2004; the aggregate gross unrealized appreciation was $15,287,233; and the aggregate gross unrealized depreciation was ($30,420); resulting in net unrealized appreciation of $15,256,813.

As of December 31, 2004, PAGF had no capital loss carry-forward.

PAGF’s cost for federal income tax purposes was $19,911,628, including the amounts of all reinvested dividends and distributions, as of December 31, 2004; the aggregate gross unrealized appreciation was $6,103,933; and the aggregate gross unrealized depreciation was $0; resulting in net unrealized appreciation of $6,103,933.

4.	INVESTMENT TRANSACTIONS. PTRF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $28,976,476 and $20,262,497, respectively, for 2004. Purchases include reinvestments of dividends and distributions.

PAGF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $9,509,238 and $6,409,547, respectively, for 2004. Purchases include reinvestments of dividends and distributions.

5.	INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager's combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund’s net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For 2004 expenses totaling $108,771 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $523,918 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $5,265 for 2000, $188,077 for 2001, $125,738 for 2002, $96,067 for 2003, and $108,771 for 2004.

For 2004 expenses totaling $53,802 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $209,299 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager since inception are: $58,812 for the last six months of 2001, $52,276 for 2002, $44,409 for 2003, and $53,802 for 2004.

The Manager and its Officers, Directors, and shareholders, as a group, owned 6.97% of PTRF’s outstanding shares as of December 31, 2004. Entities affiliated with one or more Officers and Directors of the Manager owned 82.37% of PTRF’s outstanding shares as of December 31, 2004.

The Manager and its Officers, Directors, and shareholders, as a group, owned 10.13% of PAGF’s outstanding shares as of December 31, 2004. Entities affiliated with one or more Officers and Directors of the Manager owned 78.25% of PAGF’s outstanding shares as of December 31, 2004.

6.	COMPENSATION. The Officers and two Trustees (David M. Stanley and Robert H. Solt) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ six Trustees who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein. The Trustees received fees from the Funds of $66,750 for 2004 and $36,500 for 2003.

7.	DISTRIBUTIONS. On January 31, 2005, PTRF paid an income dividend of $.2841 per share from 2004 net investment income; a short-term capital gain of $.0069 per share; and a long-term capital gain of $.5142 per share to shareholders of record on December 31, 2004. On January 30, 2004, PTRF paid an income dividend of $.2041 per share from 2003 net investment income, to shareholders of record on December 31, 2003. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2005, PAGF paid an income dividend of $.1490 per share from 2004 net investment income; a short-term capital gain of $.0171 per share; and a long-term capital gain of $1.0948 per share to shareholders of record on December 31, 2004. On January 30, 2004, PAGF paid no dividend or distribution. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

PEARL TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

			Year ended December 31,
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
SELECTED PER-SHARE DATA derived from the financial statements:

Net asset value, beginning of period	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23	$10.94	$10.15	$9.13

Income from Investment Operations

Net investment income	0.28	0.20	0.09	0.12	0.69	0.45	0.23	0.42	0.20	0.26

Net realized and unrealized gains (losses) on investments	1.85	3.19	(1.25)	0.21	(0.50)	2.37	0.29	1.19	1.24	1.67

Total investment operations	2.13	3.39	(1.16)	0.33	0.19	2.82	0.52	1.61	1.44	1.93

Less Distributions (Note 7)

Dividends from net investment income	(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)	(0.23)	(0.42)	(0.20)	(0.26)
Distributions from net realized capital gains on investments	(0.52)	None	None	None	(1.12)	(0.66)	(1.07)	(0.90)	(0.45)	(0.65)

Total distributions	(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)	(1.30)	(1.32)	(0.65)	(0.91)

Net asset value, end of period	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23	$10.94	$10.15

Total Return	16.83%	35.73%	(10.75%)	3.13%	1.56%	26.99%	4.60%	14.75%	14.19%	21.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	74,058	56,352	39,928	46,807	58,875	59,603	48,752	46,662	32,910	25,623
Ratio of net expenses to average net assets	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%	0.94%	0.93%	0.95%	1.06%
Ratio of gross expenses to average net assets	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%	0.94%	0.93%	0.95%	1.06%
Ratio of net investment income to average net assets	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%	1.94%	3.82%	1.87%	4.52%
Ratio of total investment income less gross expenses to average net assets	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%	2.00%	3.86%	1.91%	4.59%
Portfolio turnover (excluding money market mutual funds)	34%	34%	55%	50%	78%	85%	79%	55%	78%	102%

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS

	2004	2003	2002	Period July 2, 2001 (inception) through December 31, 2001
SELECTED PER-SHARE DATA derived from the financial statements:
Net asset value, beginning of period	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations

Net investment income (loss)	0.15	(0.03)	(0.07)	0.06

Net realized and unrealized gains (losses) on investments	2.06	4.40	(1.64)	0.00

Total investment operations	2.21	4.37	(1.71)	0.06

Less Distributions (Note 7)

Dividends from net investment income	(0.15)	None	None	(0.06)
Distributions from net realized capital gains on investments	(1.11)	None	None	(0.10)

Total distributions	(1.26)	None	None	(0.16)

Net asset value, end of period	$13.51	$12.56	$8.19	$9.90

Total Return	17.60%	53.36%	(17.27%)	0.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (thousands of dollars)	26,382	21,056	14,605	15,846
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.96	%*
Ratio of gross expenses to average net assets	1.20%	1.22%	1.31%	2.07	%*
Ratio of net investment income (loss) to average net assets	1.17%	(0.29%)	(0.82%)	1.48	%*
Ratio of total investment income (loss) less gross expenses to average net assets	0.93%	(0.55%)	(1.15%)	0.60	%*
Portfolio turnover (excluding money market mutual funds)	29%	47%	56%	13	%*

*	Annualized

See notes to financial statements.

www.pearlfunds.com E-mail: info@pearlfunds.com 2610 Park Avenue PO Box 209 Muscatine, IA 52761 866-747-9030 (toll-free) or 563-288-2773 Fax: 563-288-4101

Item 2.	Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the “Code”).

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

Registrant’s board of directors has determined that David L. Evans, a member of its audit committee, qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Evans is an independent trustee.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

$41,000 and $38,600 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “investment adviser”) that are reasonably related to the performance of the audit of the registrant’s financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees

$6,600 and $6,100 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4. Services for all other fees include the review of the semi-annual report for conformity with accounting principles generally accepted in the United States of America and SEC regulations.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(2) 100% of the services provided to the registrant described in paragraphs (b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4. 100% of the services provided to the investment adviser described in paragraphs (b)-(d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item 4.

(f) No disclosures are required by this Item 4(f).

(g) $6,600 and $6,100 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser.

(h) No disclosures are required by this Item 4(h).

Item 5.

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)	(1)	Code of Ethics for Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1)

		(2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

(b	)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ David M. Stanley
David M. Stanley
Trustee, Chairman, President, Chief Executive Officer, Chief Legal Officer and Assistant Secretary (Principal Executive Officer)

Date:	February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Stanley
David M. Stanley
Trustee, Chairman, President, Chief Executive Officer, Chief Legal Officer and Assistant Secretary (Principal Executive Officer)

Date:	February 28, 2005

By:	/s/ Robert H. Solt
Robert H. Solt
Trustee, Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer (Principal Accounting Officer)

Date:	February 28, 2005